                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549




                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                               April 23, 1995


                                VENCOR, INC.
           (Exact name of registrant as specified in its charter)



      STATE OF DELAWARE         1-10989           61-1055020
(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)      Identification No.)



               3300 PROVIDIAN CENTER
               400 WEST MARKET STREET
               LOUISVILLE, KENTUCKY                40202
(Address of principal executive offices)         (Zip Code)



Registrant's telephone number, including area code: (502) 569-7300




                                    N/A
       (Former name or former address, if changed since last report)

Item 5.     Other Events

            On April 23, 1995, the Registrant entered into an Agreement and Plan of Merger, dated as of April 23, 1995, among The Hillhaven
Corporation, the Registrant and Veritas Holdings Corp (the "Agreement"). The Agreement is filed as an exhibit hereto.


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            1. Agreement and Plan of Merger, dated as of April 23, 1995, among The Hillhaven Corporation, the Registrant and Veritas Holdings Corp.

                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VENCOR, INC.


Date: May 5, 1995             By:  /s/ Jill L. Force
                                  Jill L. Force
                                  Secretary and General Counsel

                               EXHIBIT INDEX

                                                              Sequential
Exhibit No.       Description                                 Page Number

   1.             Agreement and Plan of Merger,
                  as of April 23, 1995, among
                  The Hillhaven Corporation, the
                  Registrant and Veritas Holdings
                  Corp.